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                                                                      EXHIBIT 24

                           POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation., a New York corporation (the "Corporation"), hereby constitutes and appoints Gary C. Wendt, Denis J. Nayden, James A. Parke, Jeffrey S. Werner and Nancy E. Barton, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to $1,000,000,000 aggregate principal amount of the Corporation's guarantees, letters of credit, notes and loan obligations and interests therein, and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

      This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 19th day of February, 1997.


  /s/ GARY C. WENDT                       /s/ DENIS J. NAYDEN
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Gary C. Wendt                          Denis J. Nayden
Chairman of the Board and              President, Chief Operating Officer
   Chief Executive Officer                and Director
   (Principal Executive Officer)

   /s/ JAMES A. PARKE                     /s/ JOAN C. AMBLE
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James A. Parke                         Joan C. Amble
Senior Vice President,                 Vice President and Controller
Finance and Director                     (Principal Accounting Officer)
  (Principal Financial Officer)


   /s/ JEFFREY S. WERNER                  /s/ NIGEL D.T. ANDREWS
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Jeffrey S. Werner                      Nigel D.T. Andrews
Senior Vice President - Corporate      Director
Treasury and Global Funding
  Operation
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  /s/ NANCY E. BARTON                     /s/ JAMES R. BUNT
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Nancy E. Barton                        James R. Bunt
Director                               Director

  /s/ DENNIS D. DAMMERMAN                 /s/ PAOLO FRESCO
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Dennis D. Dammerman                    Paolo Fresco
Director                               Director

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Dale F. Frey                           Benjamin W. Heineman, Jr.
Director                               Director

  /s/ ROBERT L. NARDELLI                 /s/ MICHAEL A. NEAL
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Robert L. Nardelli                     Michael A. Neal
Director                               Director

   /s/ JOHN M. SAMUELS                   /s/ EDWARD D. STEWART
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John M. Samuels                        Edward D. Stewart
Director                               Director

  /s/ JOHN F. WELCH, JR.
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John F. Welch, Jr.
Director